AGREEMENT

      This Agreement ((he "Agreement") is made and entered into as of October 17th, 2005 ((he "Effective Date") by and between Centurion Gold Holdings Inc. ("Centurion"), a USA company, and Escopeta Oil Co., LLC, a Texas Limited Liability Company ("Escopeta" or the "Company"), whose address is 5005 Riverway. Suite 440, Houston Texas 77056.

                                    RECITALS:

   A. Escopeta Oil Cc,. LLC is a private company engaged in Oil and Gas Exploration, and is the owner of certain Oil & Gas Leases on land located in the Kenai Peninsula Alaska, U.S.A, and known as the Kitchen prospects, the leases are as described on Exhibit "A" hereto, and cover a total of d:129.618.82 acres of land, located within the State of Alaska (the "Eseopeta Leases").

   B Centurion Gold Holdings Inc. is a public company listed on the Nasdaq BB, USA and wishes to acquire an ownership interest in certain oil and Gus Leases owned by Escopcta Oil Co,., LL.C, and the right to participate in such Oil and Gas Leases as a strategic financial partner of Escopeta.

NOW, THEREFORE, in consideration of the foregoing recitals and the agreements and covenants heroin set forth, the parties, agreeing to be legally bound, here to and agree as follows:

    1) Transfer of Interests. Upon receipt of the entire Purchase Price of $24,000,000 by Escopeta, Escopeta hereby agrees to transfer an undivided 75% interest and a proportionate 75% net revenue interest in and to the Leases as described on Exhibit "A" to Centurion in exchange for Centurion hereby agreeing to pay to Escopeta the fill] amounts due on a timely basis in US. Dollars as set forth in Paragraph 2a and 2b below The transfer will be by a recordable Assignment to Centurion with a special warranty of title by, through and under Escopeta, but not otherwise.

    2) Purchase Price.

         a) Centurion has paid to Escopeta $125.000 00 as a non-refundable option payment to obtain the right to pursue the transaction and acquisition described in this Agreement. All future payments under this agreement shall be paid by wire transfer in available U.S. Dollars to ABA 4113011258 Amegy Bank Credit Texas Community Bank, Houston, Texas, Account #5724279 for further credit to Escopeta Oil Co., LLC, Account #1405182. b) Centurion has made the payment required by Section 2a) above on a timely basis.. Centurion shall pay an additional $23,875,000.00 for the purchase of 75% of Escopeta's geological, geophysical and 129,618,82 lease acreage positions in the Cook Inlet Basin Alaska. $17,875,000 shall be paid in cash and the remaining S6,000,000.00 shall be paid in the form of shares of free trading stock (the total number of shares to be determined by dividing 6,000,000 by the put-value of each share in the public entity fanned by Centurion Gold Holdings Inc. or by other means as agreed to by Centurion and Escopeta under separate agreement. $17,875,000 shall be paid to Escopeta in the following manner: 1) $4,000,000.10 Lo be paid on at before November 15, 2005, 2) $3,000,000,00 to be paid on or before December 22, 2005, and .3) the remaining $10,875,000.00 to be paid on or before February 1, 2006.

      shall be assigned by Centurion and shall thereafter own an additional 25% working interest in all properties,

   Following the initial payments of #1 and #2 totaling $7,000,000.00 Escopeta shall prepare execute and hold in trust for Centurion the assigmnents of working interest under all oil and gas leases for the 129,618.12 acres listed in Exhibit' A" of this agreement. Upon the final payment of $10,875,000.00 as well as the drilling costs for the #1 East Kitchen well as covered in paragraph c herein, Escopeta shall record all assignments of working interest for Centurion in the State of Alaska

   Centurion also agrees to pay to Escopeta by October 17, 2005 the sum of $350,000.00, which amount will be used for the permitting process and other expenses including tile payment of the costs to obtain all necessary support for the #1 East Kitchen well, Kitchen and North Alexander wells.

c) In the event Centurion has made the payments required under Paragraph 2a) and
   2b) on a timely basis. Centurion shall then pay an additional $28,000;000.00 in the manner and for the purpose set forth below within one hundred twenty
   (120) days following the Effective Date of this Agreement,

d) Payment made under this subsection 2 c) ($28,000,000.00) shall be in the form of capital contributions from Centurion to the Joint Operating Venture to he established by Escopeta and Centurion and used to pay actual invoices incurred by Escopeta as Operator for the drilling, testing, completion and equipping of the Escopeta #1 East Kitchen well, In the event the costs to drill and test the #1 East Kitchen well are in excess of $28;000,000,00, Centurion agrees to cover all such costs. 'I o the extent actual costs for the well fire less than $28,000,000.00; any excess will be retained by Escopeta in a joint account but credited to the account of Centurion for use in subsequent operations conducted on the Escopeta leases.

e) In the event Centurion has not timely paid in full the amounts of all the payments as scheduled in Paragraphs 2)b) & 2)e) herein. Centurion shall he in default, in which case, Escopeta shall have the right to declare this agreement to be null and void, to cancel any documents relating to assignments of working interests it has prepared. executed, and holds in trust, and to retain all funds previously paid by shall be assigned by Centurion and shall thereafter own an additional 25% working interest in all properties, related to customers, price lists, pricing policies and financial information or other business and/or technical information and materials, in written, graphic, machinereadable form or in any other medium.. Notwithstanding anything to the contrary contained in this Agreement, Confidential Information shall not include any information that: (i) is in the public domain or becomes generally known to parties outside of this Agreement on a non-confidential basis, through no wrongful act of the party to this Agreement having received such information from the disclosing party; (ii) is lawfully obtained by either party of this Agreement, as the case may he, from a party outside of this Agreement without any obligation to maintain the information as proprietary or confidential; (iii) was known to either party to this Agreement, as the case may be, prior to its disclosure by the other party to this Agreement, without any obligation to keep it confidential as evidenced by tangible records kept in the ordinary course of business; (iv) is independently developed by either party to this Agreement, as the case may be, without reference to any Confidential Information disclosed by the other party to this Agreement as evidenced by tangible records kept in the ordinary course of business; (v) is the subject of a written agreement whereby Escopeta or Centurion as the case may be, consents to the use or disclosure of such Confidential Information by the other party to this Agreement; or (vi) is required by applicable law to be disclosed by either Centurion or Escopeta,

b) Escopeta agrees that at all times Lseopeta shall preserve as confidential all Confidential Information concerning Centurion, and any actual or potential financial, strategic or operational partners that has been disclosed to the Escopeta, and Escopeta shall not, without The prior written consent of Centurion, use for Escopeta's own benefit or purposes, or disclose to any other party such Confidential Information, except as required by Escopeta's engagement with Centurion, or as required by applicable law, These obligations with respect to confidentiality shall continue for a period one-year after the expiration or termination of this Agreement. The terms of this paragraph do not impair the right to disclose such Confidential Information by Escopeta in order to defend Escopeta from any claim in any court of law once Escopeta gives Centurion notice of such intended use.

c) Centurion agrees that at all times Centurion shall preserve as confidential all confidential information concerning Escopeta and the Escopeta Leases, and Centurion shall not without the prior written consent of Escopeta use for Centurion's own benefit or purposes or disclose to any third party such confidential information, except: (i) as required by Centurion's engagement with Escopeta; (ii) as required by applicable law; and (iii) as may reasonably be required to be disclosed to Centurion's lenders, potential lenders or any bona fide potential purchaser of an undivided interest of Centurion's interest in the Escopeta Leases (so long as such third party executes a confidentiality agreement reasonably acceptable to Escopeta). These obligations with respect to confidentiality of the Escopeta information shall continue for a period of one (1) year after expiration or termination of this Agreement. The terns of this paragraph do not impair the right to disclose such confidential information by Centurion in order to defend Centurion from any claim in any court once Centurion gives Escopeta notice of such intended use.

     d) All records, business plans, financial statements, manuals, memoranda, documents, correspondence, reports, records, charts, lists and other similar data delivered to or compiled by Escopeta or by or on behalf of Centurion or its representatives; which pertain to the Business of Escopeta shall be and remain the property of Escopeta and he subject at all times to its discretion and control, In the event of the termination of this agreement, all such materials pertaining to the Business of Escopeta which has been obtained by Centurion shall be delivered promptly to Escopeta upon written request by Escopeta, provided, however, that Centurion may retain copies of any such documents and materials which may be reasonably necessary to maintain business, accounting, and legal records associated with this Agreement subject to the non-disclosure provisions of Section 10(b).

11) Notice/Cure. Anything contained in this Agreement to the contrary notwithstanding, neither party shall be considered to have hailed to perform any material obligation or duty under this Agreement unless and until:

     a) Consideration. In the case or a failure to pay any consideration, such failure shall not have been cured within fifteen (15) business days after receipt of written notice thereof from the patty demanding payment.

      b) Non-Moray. In the case of any other failure to perform any obligation or duty under this Agreement (other than the consideration set forth in Paragraphs 2)b & s4
         )c above), such failure shall not have been cured within thirty (30) business days after receipt of written notice front the demanding party describing in reasonable detail the failure,

12) Representations and Warranties.

      a) Centurion represents and warrants to Escopeta that:

        i) Centurion is a U.S.. corporation duly organized, validly existing in the U.S. Centurion is not in breach or violation of, and the execution; delivery and performance of this Agreement by Centurion will not result in a breach or violation of; any of the provisions of Centurion articles of incorporation, as amended to the date of this Agreement (the "Charter"), by-laws, as amended to the date of this Agreement (the "By-laws") or any other contract to which Centurion is a party that is material to its business plans or prospects.

        ii) Centurion has the full right, corporate power and authority to execute and deliver this Agreement and to perform the transactions contemplated by this Agreement. 'file execution and delivery of this Agreement by Centurion and the performance by Centurion of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action. This Agreement has been duly executed, acknowledged, and delivered by Centurion and is the legal, valid and binding obligation of Centurion, enforceable against Centurion in accordance with its terms, except to the extent that the enforceability hereof may be limited by bankruptcy, insolvency, reorganization; moratorium or other laws affecting creditors' rights generally or by general principles of equity.

     b) Escope(a represents and warrants to Centurion that:

        i) Eseopeta is a corporation duly organized. validly existing and in good standing as a Texas corporation, Escopeta is not in breach or violation of, and the execution, delivery and performance of this Agreement by Eseopeta will not result in a breach or violation of, any of the provisions of Fscopetas articles of incorporation or organization, as amended to the date of this Agreement (the "Charter") or by-laws or operating agreement, as amended to the date of this Agreement (the "By-laws").

        ii) Eseopeta has the full right, corporate power and authority to execute and deliver this Agreement and to perform the transactions contemplated by this Agreement. The execution and delivery of this Agreement by Eseopeta and the performance by Eseopeta of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate and member action. This Agreement has been duly executed, acknowledged, and delivered by Escopeta and is the legal, valid and binding obligation of Eseopeta, enforceable against Escopeta in accordance with its terms, except to the extent that the enforceability hereof may he limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally or by general principles of equity. Eseopeta warrants that it has no debt other than to its shareholders and there are no liens against the leases or restrictions on the transfer of the 50 Interest in the leases as contemplated in this agreement_

13) Miscellaneous.

     a) Amendments. 7I his Agreement may be amended, supplemented or modified only in a writing signed by authorized representatives of [lie parties hereto.

     b) Notices. All notices and other communications provided for or permitted hereunder shall he in writing and shall he delivered personally, by facsimile or by courier service providing for next day service, or sent by registered or certified mail, postage prepaid, and return receipt requested, or electronic mail, if confirmed by a subsequent written letter to the party at the address noted below:

   If to Centurion:
   ----------------
   Centurion Cold
   Holdings Inc. 12 Main
   Reef Road Primrose
   2193 South Africa
   1'arsimile:
   001-27-11507-6077
   Email: dalepaulhFcmweb co is

   If to Escopeta:
   ---------------
   Escopeta Oil Co.,
   L.L_C5005 Riverway,
   Suite 440 Houston,
   Texas 77056 USA

   Tel713-623-2219
   Fax713-4.39-1205
   F-mail cscopeta!alsw.beil.net

c) Governing Law: Jurisdiction. This Agreement shall be governed by the laws of the United States of America without regard to conflicts of laws principles, the parties agree to submit to the jurisdiction of the courts of the State of Texas for all purposes, and sole and exclusive venue for any dispute or disagreement arising under or relating to this agreement shall he in a court sitting in the State of Texas.

d) Waiver. Failure or delay on the part of either patty hereto to enforce any right, power, or privilege hereunder shall not be deemed to constitute a waiver thereof Additionally. a waiver by either party or a breach of any promise hereof by the other party shall not operate ac or be construed to constitute a waiver of any subsequent waiver by such other party.

e) Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

f) Assignability Neither party may assign or delegate any or all of its rights (other than the right to receive payments) or its duties or obligations hereunder without the consent of the other party, which consent will not be unreasonably withheld or delayed; provided, however, that either party may assign this agreement, without the need to obtain consent of the other party, to an affiliate of such party or to its successor-in-interest. An assignee will have all of the rights and obligations of the assigning party set forth in this Agreement.

g) Attorneys' and Experts' Fees; Remedies; In any action, suit or proceeding brought to enforce any provision of this Agreement, or where any provision of this

   Agreement is validly asserted as a defense, the prevailing party shall be entitled to recover reasonable attorneys' and experts' fees and expenses in addition to any other available remedy. Other than the right to recover Fees in the preceding sentence, in any dispute between the parties arising out of this Agreement, neither patty shall he liable to the other for any indirect, special, consequential or incidental damages (including, without limitation, lost profits),

h) No Third Party Beneficiary. 'I he terms and provisions of this Agreement are intended solely for the benefit of each party hereof and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other person or entity other than the participants of this agreement or to an assignee that has a valid and legally binding assignment of the benefits, rights and obligations as contained in this agreement

i) Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

j} Section Headings, Construction. the headings of Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation, All words used in this Agreement will be construed to be of such gender or number, as the circumstances require. Unless otherwise expressly provided; the word "including" does not limit the preceding words or terms.

k) Entire Agreement. This Agreement (including all Exhibits and Appendices) constitutes the entire agreement among the Parties and supersedes any prior understandings, agreements, or representations by or among the Parties, written or oral, to the extent they related in any way to the subject matter hereof.

1) Currency. All references to currency within this Agreement, unless otherwise stated. shall meats United States Dollars.

m) Business Day. For the purposes of this Agreement, a business day is defined as any calendar day during which the New York Stock Exchange is scheduled to be officially open for business for any period of time,

n) Counterparts. This Agreement may be executed in one or more counterparts, by the parties hereto and any successor in interest, each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the sane agreement and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

o) This agreement is unassignable to a third party without the written consent of Centurion and Escopeta,

                                                  Centurion Gold Holdings Inc.


                                                  By:/s/ [Illegible]
                                                    --------------------------
                                                    Name: Authorized Signatory
                                                    Title: Director


                                                  Eseopeta Oil Co., L.C.


                                                  By: /s/ [Illegible]
                                                    --------------------------
                                                    Name: Authorized Signatory
                                                    Title: Director


     IN WITNESS WHERE ONt the parties have caused this Agreement be executed and delivered by their duly authorized officers or agents as set forth below.
Date: October 17, 2005 Date: October 17, 2005

Escopeta Oil Co., L.L.C


----------------------
Name Danny Davis
Title: President